                                                                    EXHIBIT 99.1

              CERTIFICATION PURSUANT TO 18 U.S.C.ss.1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-QSB of Power Technology, Inc. (the "Company") for the quarter ended July 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned President, Treasurer and Chief Financial Officer of the Company hereby certifies, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.

Dated: October 23, 2003

                                              /s/ Lee A. Balak
                                              ----------------------------------
                                              Lee A. Balak, President and
                                              Chief Financial Officer